SOLICITATION, OFFER AND AWARD

1. THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 700)	RATING	PAGE 1 OF PAGES 22

2. CONTRACT NO.	3. SOLICITATION NO.	4. TYPE OF SOLICITATION	5. DATE ISSUED	6. REQUISITION/PURCHASE NO.
HC1047-14-C-4000	HC1047-13-R-4016	[ ] SEALED BID (IFB) [X] NEGOTIATED (RFP)	19 Jul 2013	

7. ISSUED BY CODE HC1047	8. ADDRESS OFFER TO (If other than Item 7) CODE
DISA/DITCO-NCR/PL64 6910 COPPER AVE FORT MEADE MD 20755-7090 TEL: 301-225-4138 FAX:	See Item 7 TEL: FAX:

NOTE: In sealed bid solicitations "offer" and "offeror" mean "bid" and "bidder".

SOLICITATION

9. Sealed offers in original and ______ copies for furnishing the supplies or services in the Schedule will be received at the place specified in Item 8, or if handcarried, in the depository located in ______________________ until ______ (Hour) local time ______ (Date)

CAUTION - LATE Submissions, Modifications, and Withdrawals: See Section L, Provision No. 52.214-7 or 52.215-1. All offers are subject to all terms and conditions contained in this solicitation.

10. FOR INFORMATION CALL:	A. NAME	B. TELEPHONE (Include area code) (NO COLLECT CALLS)	C. E-MAIL ADDRESS

11. TABLE OF CONTENTS

(X)	SEC.	DESCRIPTION	PAGE(S)	(X)	SEC.	DESCRIPTION	PAGE(S)
		PART I - THE SCHEDULE				PART II - CONTRACT CLAUSES	
X	A	SOLICITATION/ CONTRACT FORM	1	X	I	CONTRACT CLAUSES	16 - 21
X	B	SUPPLIES OR SERVICES AND PRICES/ COSTS	2 - 4			PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS	
X	C	DESCRIPTION/ SPECS./ WORK STATEMENT	5	X	J	LIST OF ATTACHMENTS	22
X	D	PACKAGING AND MARKING	6			PART IV - REPRESENTATIONS AND INSTRUCTIONS	
X	E	INSPECTION AND ACCEPTANCE	7		K	REPRESENTATIONS, CERTIFICATIONS AND	
X	F	DELIVERIES OR PERFORMANCE	8			OTHER STATEMENTS OF OFFERORS	
X	G	CONTRACT ADMINISTRATION DATA	9 - 11		L	INSTRS., CONDS., AND NOTICES TO OFFERORS	
X	H	SPECIAL CONTRACT REQUIREMENTS	12 - 15		M	EVALUATION FACTORS FOR AWARD	

OFFER (Must be fully completed by offeror)

NOTE: Item 12 does not apply if the solicitation includes the provisions at 52.214-16, Minimum Bid Acceptance Period.

12. In compliance with the above, the undersigned agrees, if this offer is accepted within __________ calendar days (60 calendar days unless a different period is inserted by the offeror) from the date for receipt of offers specified above, to furnish any or all items upon which prices are offered at the price set opposite each item, delivered at the designated point(s), within the time specified in the schedule.

13. DISCOUNT FOR PROMPT PAYMENT (See Section I, Clause No. 52.232-8)

14. ACKNOWLEDGMENT OF AMENDMENTS (The offeror acknowledges receipt of amendments to the SOLICITATION for offerors and related documents numbered and dated):	AMENDMENT NO.	DATE	AMENDMENT NO.	DATE

15A. NAME AND ADDRESS OF OFFEROR	CODE 1R7A4 FACILITY 1R7A4	16. NAME AND TITLE OF PERSON AUTHORIZED TO SIGN OFFER (Type or print)
	IRIDIUM SATELLITE LLC SCOTT SCHEIMREIF 1750 TYSONS BLVD STE 1400 MCLEAN VA 22102	SCOTT SCHEIMREIF / EVP, GOVT PROGRAMS

15B. TELEPHONE NO (Include area code)	15C. CHECK IF REMITTANCE ADDRESS IS DIFFERENT FROM ABOVE - ENTER SUCH ADDRESS IN SCHEDULE.	17. SIGNATURE	18. OFFER DATE
703-287-7446	☐		

AWARD (To be completed by Government)

19. ACCEPTED AS TO ITEMS NUMBERED	20. AMOUNT	21. ACCOUNTING AND APPROPRIATION
	$400,000,000.00	See Schedule

22. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION:	23. SUBMIT INVOICES TO ADDRESS SHOWN IN (4 copies unless otherwise specified)	ITEM
☐ 10 U.S.C. 2304(c)( ) ☐ 41 U.S.C. 253(c)( )		

24. ADMINISTERED BY (If other than Item 7) CODE	25. PAYMENT WILL BE MADE BY CODE HQ0131
See Item 7	DFAS-CO/JAQ ATTN: CAPSWORP2 P.O. BOX 369016 COLUMBUS OH 43236-9016

26. NAME OF CONTRACTING OFFICER (Type or print)	27. UNITED STATES OF AMERICA	28. AWARD DATE
CLARE A. GRASON TEL: 301-225-4076 EMAIL: clare.a.grason.civ@mail.mil	Clare A Grason (Signature of Contracting Officer)	18-Oct-2013

IMPORTANT - Award will be made on this Form, or on Standard Form 26, or by other authorized official written notice.

Previous Edition is Unusable 33-134 STANDARD FORM 33 (REV. 9-97) Prescribed by GSA FAR (48 CFR) 53.214(c)

HC1047-14-C-4000

Section B - Supplies or Services and Prices

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0001		64,000,000	Lot	$1.00	$64,000,000.00

Year 1

FFP

Pricing is effective 22 October 2013 - 21 October 2014 and is in accordance with the terms and conditions of this contract and the attached Statement of Work (reference Section J).

Invoicing: The Contractor shall invoice monthly, in arrears, for acceptable services rendered. The Contractor shall invoice $5,333,333.00 for Months 1 through 11 and $5,333,337.00 for Month 12.

FOB: Destination

				NET AMT	$64,000,000.00

	ACRN AA CIN: 000000000000000000000000000000				$64,000,000.00

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0002		12	Months	$6,000,000.00	$72,000,000.00

Year 2

FFP

Pricing is effective 22 October 2014 - 21 October 2015 and is in accordance with the terms and conditions of this contract and the attached Statement of Work (reference Section J).

Invoicing: The Contractor shall invoice monthly, in arrears, for acceptable services rendered.

FOB: Destination

				NET AMT	$72,000,000.00

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

HC1047-14-C-4000

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0003		88,000,000	Lot	$1.00	$88,000,000.00

Year 3

FFP

Pricing is effective 22 October 2015 - 21 October 2016 and is in accordance with the terms and conditions of this contract and the attached Statement of Work (reference Section J).

The Contractor shall invoice $7,333,333.00 for Months 1 through 11 and $7,333,337.00 for Month 12.

FOB: Destination

				NET AMT	$88,000,000.00

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0004		88,000,000	Lot	$1.00	$88,000,000.00

Year 4

FFP

Pricing is effective 22 October 2016 - 21 October 2017 and is in accordance with the terms and conditions of this contract and the attached Statement of Work (reference Section J).

The Contractor shall invoice $7,333,333.00 for Months 1 through 11 and $7,333,337.00 for Month 12.

FOB: Destination

				NET AMT	$88,000,000.00

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

HC1047-14-C-4000

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0005		88,000,000	Lot	$1.00	$88,000,000.00

Year 5

FFP

Pricing is effective 22 October 2017 - 21 October 2018 and is in accordance with the terms and conditions of this contract and the attached Statement of Work (reference Section J).

The Contractor shall invoice $7,333,333.00 for Months 1 through 11 and $7,333,337.00 for Month 12.

FOB: Destination

				NET AMT	$88,000,000.00

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

HC1047-14-C-4000

Section C - Descriptions and Specifications

SECTION C

PERFORMANCE WORK STATEMENT

General Description of Supplies and Services

All work performed under this contract shall be provided as defined within this contract and in the applicable attachments identified and incorporated in Section J. The following document is provided in Section J and is incorporated by reference into this Section C:

a)	Statement of Work (SOW) entitled Enhanced Mobile Satellite Services Airtime dated 18 October 2013 and as amended (Section J Attachment 1).

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

HC1047-14-C-4000

Section D - Packaging and Marking

MARKING REQUIREMENTS

PACKAGING AND MARKING OF DELIVERABLES

D-1	Packaging and marking of all deliverables shall be in accordance with the best commercial practice necessary to ensure safe and timely delivery at destination, in accordance with the applicable security requirements.

D-2	All data and correspondence submitted to the Contracting Officer or the Contracting Officer's Representative (COR) shall reference the contract number and the name of the Contract Specialist and/or COR as appropriate. A copy of all correspondence sent to the COR shall be provided to the Contracting Officer.

D-3	Distribution marking shall be in accordance with the latest edition of DOD Directive 5230.24. Technical data submitted with limited rights, restricted rights, and copyrights shall be marked in accordance with DFARS 252.227-7013 or DFARS 252.227-7015 as applicable.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

HC1047-14-C-4000

Section E - Inspection and Acceptance

INSPECTION AND ACCEPTANCE TERMS

Supplies/services will be inspected/accepted at:

CLIN	INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
0001	Destination	Government	Destination	Government
0002	Destination	Government	Destination	Government
0003	Destination	Government	Destination	Government
0004	Destination	Government	Destination	Government
0005	Destination	Government	Destination	Government

CLAUSES INCORPORATED BY REFERENCE

52.246-4	Inspection Of Services--Fixed Price	AUG 1996

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

HC1047-14-C-4000

Section F - Deliveries or Performance

DELIVERY INFORMATION

CLIN	DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

0001	POP 22-OCT-2013 TO 21-OCT-2014	N/A	DEFENSE INFORMATION SYSTEMS AGENCY BRENDAN MOLLOY P.O. BOX 549 FT. MEADE MD 20755 301-225-4847 FOB: Destination	HC1047

0002	POP 22-OCT-2014 TO 21-OCT-2015	N/A	(SAME AS PREVIOUS LOCATION) FOB: Destination	HC1047

0003	POP 22-OCT-2015 TO 21-OCT-2016	N/A	(SAME AS PREVIOUS LOCATION) FOB: Destination	HC1047

0004	POP 22-OCT-2016 TO 21-OCT-2017	N/A	(SAME AS PREVIOUS LOCATION) FOB: Destination	HC1047

0005	POP 22-OCT-2017 TO 21-OCT-2018	N/A	(SAME AS PREVIOUS LOCATION) FOB: Destination	HC1047

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

HC1047-14-C-4000

Section G - Contract Administration Data

ACCOUNTING AND APPROPRIATION DATA

AA: 97X4930.5F20 000 C1013 0 068142 2F 233003 Y7BXXM EMSBB CMTNSK147011
AMOUNT: $64,000,000.00
CIN 000000000000000000000000000000: $64,000,000.00

CLAUSES INCORPORATED BY REFERENCE

252.232-7003	Electronic Submission of Payment Requests and Receiving Reports	JUN 2012

CLAUSES INCORPORATED BY FULL TEXT

52.204-9000 Points of Contact (AUG 2005)

Contracting Officer

Name: Clare A. Grason

Organization/Office Symbol: DITCO/NCR/PL64

Phone No.: (301)-225-4076

E-Mail Address: clare.a.grason.civ@mail.mil

Contract Specialist

Name: Marilena May

Organization/Office Symbol: DITCO/NCR/PL64

Phone No.: (301)-225-4523

E-Mail Address: marilena.j.may.civ@mail.mil

Customer/COR/TM Point of Contact

Name: Brendan Molloy

Organization/Office Symbol: NSK1

Phone No.: (301)-225-4847

E-Mail Address: brendan.j.molloy.civ@mail.mil

Contractor Point of Contact

Contractor Legal Business Name: Iridium Satellite LLC

DUNS: 148549087

CAGE CODE: 1R7A4

Contractor POC: Scott Scheimreif

E-Mail Address: Scott.Scheimreif@iridium.com

Phone Number: 703-287-7446 OR 202-297-2959

Fax Number: 703-287-7540

(End of clause)

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

HC1047-14-C-4000

52.232-9002 ELECTRONIC INVOICING FOR TELECOMMUNICATIONS SERVICES (DEC 2012)

Electronic invoices shall be submitted to the Defense Financial and Accounting Services (DFAS) for telecommunications services. For further details and instructions go to: http://www.dfas.mil/contractorsvendors/faqs.html, or contact DFAS Systems Support Operations at CCO-FAB@DFAS.mil or DFAS customer service at 800-756-4571, option 2, then option 1.

(End of clause)

252.232-7006 WIDE AREA WORKFLOW PAYMENT INSTRUCTIONS (JUN 2012)

(a) Definitions. As used in this clause--

Department of Defense Activity Address Code (DoDAAC) is a six position code that uniquely identifies a unit, activity, or organization.

Document type means the type of payment request or receiving report available for creation in Wide Area WorkFlow (WAWF).

Local processing office (LPO) is the office responsible for payment certification when payment certification is done external to the entitlement system.

(b) Electronic invoicing. The WAWF system is the method to electronically process vendor payment requests and receiving reports, as authorized by DFARS 252.232-7003, Electronic Submission of Payment Requests and Receiving Reports.

(c) WAWF access. To access WAWF, the Contractor shall--

(1) Have a designated electronic business point of contact in the Central Contractor Registration at https://www.acquisition.gov; and

(2) Be registered to use WAWF at https://wawf.eb.mil/ following the step-by-step procedures for self-registration available at this Web site.

(d) WAWF training. The Contractor should follow the training instructions of the WAWF Web-Based Training Course and use the Practice Training Site before submitting payment requests through

WAWF. Both can be accessed by selecting the “Web Based Training” link on the WAWF home page at https://wawf.eb.mil/.

(e) WAWF methods of document submission. Document submissions may be via Web entry, Electronic Data Interchange, or File Transfer Protocol.

(f) WAWF payment instructions. The Contractor must use the following information when submitting payment requests and receiving reports in WAWF for this contract/order:

(1) Document type. The Contractor shall use the following document type(s).

Services Only, select “2-n-1 (Services Only)”

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

HC1047-14-C-4000

(Contracting Officer: Insert applicable document type(s). Note: If a “Combo” document type is identified but not supportable by the Contractor's business systems, an “Invoice” (stand-alone) and

“Receiving Report” (stand-alone) document type may be used instead.)

(2) Inspection/acceptance location. The Contractor shall select the following inspection/acceptance location(s) in WAWF, as specified by the contracting officer.

Not Applicable.

(3) Document routing. The Contractor shall use the information in the Routing Data Table below only to fill in applicable fields in WAWF when creating payment requests and receiving reports in the system.

Routing Data Table*
Field Name in WAWF	Data to be entered in WAWF

Pay Official DoDAAC	HQ0131
Issue By DoDAAC	HC1047
Admin DoDAAC	HC1047
Inspect By DoDAAC	____
Ship To Code	HC1047
Ship From Code	____
Mark For Code	____
Service Approver (DoDAAC)	____
Service Acceptor (DoDAAC)	HC1047
Accept at Other DoDAAC	____
LPO DoDAAC	____
DCAA Auditor DoDAAC	____
Other DoDAAC(s)	____

(4) Payment request and supporting documentation. The Contractor shall ensure a payment request includes appropriate contract line item and subline item descriptions of the work performed or supplies delivered, unit price/cost per unit, fee (if applicable), and all relevant back-up documentation, as defined in DFARS Appendix F, (e.g. timesheets) in support of each payment request.

(5) WAWF email notifications. The Contractor shall enter the email address identified below in the “Send Additional Email Notifications” field of WAWF once a document is submitted in the system.

Acceptor:	Brendan Molloy
Name:	Brendan Molloy
Phone Number:	301-225-4847
E-Mail:	brendan.j.molloy.civ@mail.mil

(g) WAWF point of contact. (1) The Contractor may obtain clarification regarding invoicing in WAWF from the following contracting activity's WAWF point of contact.

http://www.ditco.disa.mil/hq/WAWF/.

(2) For technical WAWF help, contact the WAWF helpdesk at 866-618-5988.

(End of clause)

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

HC1047-14-C-4000

Section H - Special Contract Requirements

DARS 52.239-9001

52.239-9001 Data Information Assurance Protection

DATA INFORMATION ASSURANCE PROTECTION (JULY 2006)

(a) The contractor shall protect and safeguard sensitive Government Provided Information (GFI) and data from inadvertent disclosure, misuse, display, theft, and unauthorized actions that would destroy or render the information unavailable for specific government use. Should the contractor, or one of his/her employees, make any inadvertent or any unauthorized disclosure(s) or willfully participate in activities that result in detrimental harm to the protection and safeguarding of sensitive (GFI) and data, such actions may be considered to be a breach of this contract and the terms of the Default clause may be invoked. The contractor shall afford safeguarding consistent with the protection requirements identified by the government until such time the government deems the information/data is no longer sensitive and provides corresponding written notification to the contractor.

(b) All contractor and support contractor personnel with access to DISA and DOD Information Systems shall complete initial information assurance awareness and annual refresher training in accordance with DOD Directive, 8570.01, IA Training, Certification, and Workforce Management. Contractors shall submit their proof training or certification to the Contracting Officer’s Representative within 30 days of contract award.

(c) To support IA professionals, the DoD IA Portal (IA Support Environment (IASE)) provides DOD IA policy-training requirements and DoD sponsored training. The IA Portal is located at http://iase.disa.mil. This site also provides access to DOD Directive 8500.1, Information Assurance (IA), and DOD 8570.1-M, Information Assurance Workforce Improvement Program.

(End of clause)

CONTRACT FUNDING

H1 – Contract Funding

The legal authority for this multi-year contract is 40 USC 501(b)(1)(B) and DFARS subpart 239.74. This contract may be funded incrementally on an annual basis according to the following schedule:

CLIN 0001	$64,000,000.00
CLIN 0002	$72,000,000.00
CLIN 0003	$88,000,000.00
CLIN 0004	$88,000,000.00
CLIN 0005	$88,000,000.00

Iridium shall be entitled to submit monthly invoices in arrears for services rendered during the PoP of each CLIN in amounts equal to 1/12 of the total price for that CLIN.

SUBSCRIPTIONS

H2 – Subscriptions

a) The terms and conditions contained within this clause (“H2”) pertain to Contract Line Items (CLINs) 0001 through 0005.

b) [***]. The prices agreed to herein are effective regardless of the actual number of users.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

HC1047-14-C-4000

c) Any and all DISA-Sponsored subscribers (users) may utilize this contract. DISA-Sponsored subscribers may include all United States Government Federal Agencies, states and municipalities within the United States or United States territories, United States Government allies, and other people, organizations or nations sponsored by DISA.

SATELLITE NETWORK ACCESS

H3 – Satellite Network Access

The Government and Iridium hereby commit to the establishment of fair and reasonable policies for the effective utilization of the Iridium Satellite Constellation. The intent of these policies will be to explain the proper and optimal use of the services offered herein as improper use can be detrimental to network performance and therefore service quality. These policies shall include the identification of limitations and/or constraints associated to enhanced services (specifically [***] and [***]), mechanisms and procedures for detecting, reporting, interpreting, and remedying issues or problems specific to subscribers (users) covered under this contract; the remediation of issues or problems may include a multiple step process up to and including disruption of service.

CONTRACT SCOPE

H4 – Contract Scope

The following Iridium airtime services are provided on an unlimited basis under this contract for an unlimited number of DISA-Sponsored subscribers (users).

1) Voice Data Services: Includes Basic Telephony, Secure Voice, Facsimile, RUDICS Services, and follow-on or future voice-enabling capabilities.

2) Paging Services: Includes Stand-alone & Follow-Me Paging Services, and follow-on or future paging-enabling capabilities.

3) Short Burst Data Services and follow-on or future Short Burst Data-enabling capabilities.

4) Distributed Tactical Communications System (DTCS) or “Multicast” Services, including existing capabilities and all future evolutions of the service.

5) OpenPort Services for up to ten (10) OpenPort devices. This Service is effective subject to the separately authorized deployment of OpenPort infrastructure at the EMSS Gateway.

6) [***]

7) Position Location Information (PLI) will be provided for all applicable services under this contract.

PRIORITY OF SERVICE

H5 – Priority of Service

Iridium agrees to provide up to [***] priority SIM cards for DISA-Sponsored users.

The basis for Iridium Priority, Precedence, and Pre-Emption (PPP) service is the set of mechanisms designed for, and already implemented in, the Iridium Satellite Network for signaling and system management purposes. The Iridium Satellite Network utilizes two resource management functions, Acquisition Class (AC) control and Priority Class (PC) control, to assure access to communication channels for priority users. PPP service is currently available for Subscriber Information Module (SIM) based services only. Only subscriber devices with the proper AC are allowed to start the acquisition process. ACs range from [***]. Currently, ACs [***] and [***] are under SV flow control for non-safety and non-priority Iridium devices. ACs [***] and [***] are not under SV flow control and can be utilized to designate priority service over the constellation. DoD priority SIM cards will be assigned AC [***].

The AC governs which subscriber devices will be permitted access to the satellite constellation while the PC provides continued access for DoD priority calls. The Iridium Satellite Network supports four Priority Class levels. Each satellite has priority queuing for both channel assignment of new calls and handoff order of in-progress calls. High priority calls take precedence and are queued before low priority calls. There are [***] levels of PC that can be mapped based on DoD requirements:

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

HC1047-14-C-4000

PC [***]

PC [***]

PC [***]

PC [***]

Iridium and the Government will coordinate to develop and establish acceptable Information Assurance (IA) processes which comply with applicable Government Information Assurance regulations and directives and that also conform to Iridium’s priority of service protocol.

SERVICE AVAILABILITY

H6 – Service Availability

Service availability is defined as the ability of an EMSS customer to be able to obtain and maintain service connectivity for any service under this contract.

Iridium is required to meet the service availability requirements defined and contained within this contract’s Statement of Work.

[***]

Any credit shall be applied to the invoice for the applicable month in which the actual service performance did not meet the target service performance metric; provided, however, that in no event shall the total disincentive payment credits for an individual contract year exceed [***].

The [***] and [***] exclude any outage that may be caused by: (1) interference caused by Ka-Band transmissions from other satellite systems; (2) outages resulting from issues in Ka-Band connectivity between the Iridium constellation and the EMSS Gateway that are capable of being resolved through implementation of a remote Earth Terminal solution, but excluding outages resulting from Iridium network anomalies that would not be resolved by a remote Earth Terminal solution; (3) the EMSS Gateway (such as autodialers placed in locations with obscura or the lack of timely coordination with Iridium for autodialers exhibiting performance issues); and/or (4) outages outside the control of Iridium, such as an act of nature (such as heavy rainstorms, tropical storms and/or hurricanes), act of Government, act of war, act of terrorism or other force majeure, all of which will excuse Iridium from meeting the [***] and/or [***] provided above. The following definitions apply to this clause: [***]

The data necessary to be gathered from the DoD Gateway in support of Iridium's monthly reporting of the [***] and the [***] will be supplied by the Government in a timely manner as mutually agreed between Iridium and the Government.

CANCELLATION OR TERMINATION

H7 – Addendum to DFARs 252.239-7007, “Cancellation or Termination of Orders”

Iridium agrees that the amount of the Basic Cancellation or Termination Liability of the Government governed by the clause at DFARS 252.239-7007, “Cancellation or Termination of Orders” shall be $[***], which constitutes the “mutually agreed schedule” under DFARS 252.239-7007(c). Iridium acknowledges that: (1) Iridium will not incur any nonrecoverable costs in providing facilities and equipment for which Iridium has no foreseeable use as described in DFARS 252.239-7007(a); (2) there are no tariffs that govern any cancellation and termination charges under this contract as described in DFARS 252.239-7007(b); (3) no communication services authorization shall affect the amount of the Basic Cancellation or Termination Liability of the Government; (4) this clause H7 constitutes an “other contractual document” as that term is use in DFARS 252.239-7007(c); and (5) the provisions of DFARS 252.239-7007(d), are mooted by the provisions of this Clause H7. The foregoing notwithstanding, Iridium shall be entitled to receive a partial payment for a prorated portion of the monthly period during which services were provided prior to the date the Government notifies Iridium that this contract is cancelled. The Government shall not be liable to pay any amount of the total contract price for services that would have been provided by Iridium after such notification of the cancellation of this contract.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

HC1047-14-C-4000

CONTRACT MARKETING

H8 – Contract Marketing

Iridium agrees that it will not enter into competing contracts that provide the same or similar services covered under this contract with any other United States Government entity, with the exception of the General Services Administration. Any additional exceptions will be expressly provided by the DISA.

Iridium agrees to apply a “commercially reasonable efforts” approach to educate and inform the DISA-Sponsored EMSS user community of the benefits pertaining to this contract. This may include promoting the contract to potential customers at conferences and other events.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

HC1047-14-C-4000

Section I - Contract Clauses

CLAUSES INCORPORATED BY REFERENCE

52.202-1	Definitions	JAN 2012
52.203-3	Gratuities	APR 1984
52.203-5	Covenant Against Contingent Fees	APR 1984
52.203-6 Alt I	Restrictions On Subcontractor Sales To The Government (Sep 2006) -- Alternate I	OCT 1995
52.203-7	Anti-Kickback Procedures	OCT 2010
52.203-8	Cancellation, Rescission, and Recovery of Funds for Illegal or Improper Activity	JAN 1997
52.203-10	Price Or Fee Adjustment For Illegal Or Improper Activity	JAN 1997
52.203-12	Limitation On Payments To Influence Certain Federal Transactions	OCT 2010
52.203-13	Contractor Code of Business Ethics and Conduct	APR 2010
52.204-2	Security Requirements	AUG 1996
52.204-4	Printed or Copied Double-Sided on Postconsumer Fiber Content Paper	MAY 2011
52.204-9	Personal Identity Verification of Contractor Personnel	JAN 2011
52.204-10	Reporting Executive Compensation and First-Tier Subcontract Awards	AUG 2012
52.204-13	Central Contractor Registration Maintenance	DEC 2012
52.209-6	Protecting the Government's Interest When Subcontracting With Contractors Debarred, Suspended, or Proposed for Debarment	DEC 2010
52.209-9	Updates of Publicly Available Information Regarding Responsibility Matters	FEB 2012
52.215-2	Audit and Records--Negotiation	OCT 2010
52.215-15	Pension Adjustments and Asset Reversions	OCT 2010
52.215-18	Reversion or Adjustment of Plans for Postretirement Benefits (PRB) Other than Pensions	JUL 2005
52.215-19	Notification of Ownership Changes	OCT 1997
52.215-21	Requirements for Certified Cost or Pricing Data or Information Other Than Certified Cost or Pricing Data--Modifications	OCT 2010
52.215-23	Limitations on Pass-Through Charges	OCT 2009
52.219-8	Utilization of Small Business Concerns	JAN 2011
52.219-9 Alt II	Small Business Subcontracting Plan (JAN 2011) Alternate II	OCT 2001
52.219-16	Liquidated Damages-Subcontracting Plan	JAN 1999
52.219-28	Post-Award Small Business Program Rerepresentation	APR 2012
52.222-3	Convict Labor	JUN 2003
52.222-19	Child Labor -- Cooperation with Authorities and Remedies	MAR 2012
52.222-21	Prohibition Of Segregated Facilities	FEB 1999
52.222-26	Equal Opportunity	MAR 2007
52.222-35	Equal Opportunity for Veterans	SEP 2010
52.222-36	Affirmative Action For Workers With Disabilities	OCT 2010
52.222-37	Employment Reports on Veterans	SEP 2010
52.222-40	Notification of Employee Rights Under the National Labor Relations Act	DEC 2010
52.222-50	Combating Trafficking in Persons	FEB 2009
52.222-53	Exemption from Application of the Service Contract Act to Contracts for Certain Services--Requirements	FEB 2009

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

HC1047-14-C-4000

52.222-54	Employment Eligibility Verification	JUL 2012
52.223-6	Drug-Free Workplace	MAY 2001
52.223-18	Encouraging Contractor Policies To Ban Text Messaging While Driving	AUG 2011
52.225-13	Restrictions on Certain Foreign Purchases	JUN 2008
52.227-1 Alt II	Authorization and Consent (Dec 2007) - Alternate II	APR 1984
52.227-2	Notice And Assistance Regarding Patent And Copyright Infringement	DEC 2007
52.229-4	Federal, State, And Local Taxes (State and Local Adjustments)	FEB 2013
52.230-6	Administration of Cost Accounting Standards	JUN 2010
52.232-6	Payment Under Communication Service Contracts with Common Carriers	APR 1984
52.232-8	Discounts For Prompt Payment	FEB 2002
52.232-11	Extras	APR 1984
52.232-17	Interest	OCT 2010
52.232-19	Availability Of Funds For The Next Fiscal Year	APR 1984
52.232-23	Assignment Of Claims	JAN 1986
52.232-25	Prompt Payment	OCT 2008
52.232-33	Payment by Electronic Funds Transfer--Central Contractor Registration	OCT 2003
52.233-1 Alt I	Disputes (Jul 2002) - Alternate I	DEC 1991
52.233-3	Protest After Award	AUG 1996
52.233-4	Applicable Law for Breach of Contract Claim	OCT 2004
52.237-3	Continuity Of Services	JAN 1991
52.239-1	Privacy or Security Safeguards	AUG 1996
52.242-13	Bankruptcy	JUL 1995
52.242-15	Stop-Work Order	AUG 1989
52.242-17	Government Delay Of Work	APR 1984
52.243-1 Alt I	Changes--Fixed Price (Aug 1987) - Alternate I	APR 1984
52.244-6	Subcontracts for Commercial Items	DEC 2010
52.246-25	Limitation Of Liability--Services	FEB 1997
52.249-4	Termination For Convenience Of The Government (Services) (Short Form)	APR 1984
52.249-8	Default (Fixed-Price Supply & Service)	APR 1984
52.249-14	Excusable Delays	APR 1984
52.252-2	Clauses Incorporated By Reference	FEB 1998
52.252-4	Alterations in Contract	APR 1984
52.252-6	Authorized Deviations In Clauses	APR 1984
52.253-1	Computer Generated Forms	JAN 1991
252.201-7000	Contracting Officer's Representative	DEC 1991
252.203-7000	Requirements Relating to Compensation of Former DoD Officials	SEP 2011
252.203-7002	Requirement to Inform Employees of Whistleblower Rights	JAN 2009
252.203-7003	Agency Office of the Inspector General	DEC 2012
252.203-7004	Display of Fraud Hotline Poster(s)	DEC 2012
252.204-7000	Disclosure Of Information	DEC 1991
252.204-7003	Control Of Government Personnel Work Product	APR 1992
252.204-7004 Alt A	Central Contractor Registration Alternate A	FEB 2013
252.204-7005	Oral Attestation of Security Responsibilities	NOV 2001
252.205-7000	Provision Of Information To Cooperative Agreement Holders	DEC 1991
252.209-7004	Subcontracting With Firms That Are Owned or Controlled By The Government of a Terrorist Country	DEC 2006

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

HC1047-14-C-4000

252.212-7001 (Dev)	Contract Terms and Conditions Required to Implement Statutes or Executive Orders Applicable to Defense Acquisitions of Commercial Items (Deviation)	DEC 2010
252.215-7000	Pricing Adjustments	DEC 2012
252.215-7002	Cost Estimating System Requirements	DEC 2012
252.219-7003	Small Business Subcontracting Plan (DOD Contracts)	AUG 2012
252.222-7006	Restrictions on the Use of Mandatory Arbitration Agreements	DEC 2010
252.223-7004	Drug Free Work Force	SEP 1988
252.225-7004	Report of Intended Performance Outside the United States and Canada--Submission after Award	OCT 2010
252.225-7006	Quarterly Reporting of Actual Contract Performance Outside the United States	OCT 2010
252.225-7012	Preference For Certain Domestic Commodities	FEB 2013
252.225-7012	Preference For Certain Domestic Commodities	FEB 2013
252.226-7001	Utilization of Indian Organizations and Indian-Owned Economic Enterprises, and Native Hawaiian Small Business Concerns	SEP 2004
252.227-7013	Rights in Technical Data--Noncommercial Items	JUN 2013
252.227-7014	Rights in Noncommercial Computer Software and Noncommercial Computer Software Documentation	MAY 2013
252.227-7015	Technical Data--Commercial Items	JUN 2013
252.237-7010	Prohibition on Interrogation of Detainees by Contractor Personnel	NOV 2010
252.237-7023	Continuation of Essential Contractor Services	OCT 2010
252.239-7002	Access	DEC 1991
252.239-7004	Orders For Facilities And Services	NOV 2005
252.239-7005	Rates, Charges, And Services	NOV 2005
252.239-7006	Tariff Information	JUL 1997
252.239-7008	Reuse Arrangements	DEC 1991
252.239-7016	Telecommunications Security Equipment, Devices, Techniques, And Services	DEC 1991
252.243-7001	Pricing Of Contract Modifications	DEC 1991
252.243-7002	Requests for Equitable Adjustment	DEC 2012
252.244-7000	Subcontracts for Commercial Items and Commercial Components (DoD Contracts)	MAR 2013
252.247-7023	Transportation of Supplies by Sea	MAY 2002

CLAUSES INCORPORATED BY FULL TEXT

52.204-9001 Contract/Order Closeout—Fixed-Price, Time-and-Materials, or Labor-Hours

Timely contract closeout is a priority under this contract/order. The Contractor shall submit a final invoice within ninety (90) calendar days after the expiration of this contract/order, unless the Contractor requests and is granted an extension by the Contracting Officer, in writing. In addition, and concurrent with the submission of the final invoice, the Contractor shall notify the Contracting Officer of the amount of excess funds that can be deobligated from this contract/order so the closeout process can begin as soon as possible upon expiration of this contract/order. A bilateral contract/order closeout modification will be forwarded to the Contractor by the Contracting Officer and must be signed by the Contractor and returned to the Contracting Officer within thirty (30) calendar days of issuance of the modification. A Contractor’s failure to respond and/or sign the bilateral closeout modification within thirty (30) calendar days of receipt will constitute approval of the terms of the modification and the modification will subsequently be processed unilaterally by the Contracting Officer to deobligate excess funds and close this contract/order.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

HC1047-14-C-4000

If this contract/order contains option periods, the Contractor is required to submit an invoice within ninety (90) calendar days after expiration of the base period of performance and the expiration of each exercised option period of performance to allow for deobligation of excess funds that were obligated in those respective periods of performance.

(End of clause)

52.209-9000 ORGANIZATIONAL AND CONSULTANT CONFLICTS OF INTEREST (OCCI)   (DEC 2005)

(a) An offeror shall identify in its proposal, quote, bid or any resulting contract, any potential or actual Organizational and Consultant Conflicts of Interest (OCCI) as described in FAR Subpart 9.5. This includes actual or potential conflicts of interests of proposed subcontractors. If an offeror identifies in its proposal, quote, bid or any resulting contract, a potential or actual conflict of interests the offeror shall submit an Organizational and Consultant Conflicts of Interest Plan (OCCIP) to the contracting officer. The OCCIP shall describe how the offeror addresses potential or actual conflicts of interest and identify how they will avoid, neutralize, or mitigate present or future conflicts of interest.

(b) Offerors must consider whether their involvement and participation raises any OCCI issues, especially in the following areas when:

(1) Providing systems engineering and technical direction.

(2) Preparing specifications or work statements and/or objectives.

(3) Providing evaluation services.

(4) Obtaining access to proprietary information.

(c) If a prime contractor or subcontractor breaches any of the OCCI restrictions, or does not disclose or misrepresents any relevant facts concerning its conflict of interest, the government may take appropriate action, including terminating the contract, in additional to any remedies that may be otherwise permitted by the contract or operation of law.

(End of clause)

52.217-8 OPTION TO EXTEND SERVICES (NOV 1999)

The Government may require continued performance of any services within the limits and at the rates specified in the contract. These rates may be adjusted only as a result of revisions to prevailing labor rates provided by the Secretary of Labor. The option provision may be exercised more than once, but the total extension of performance hereunder shall not exceed 6 months. The Contracting Officer may exercise the option by written notice to the Contractor within 15 days prior to the expiration of the contract.

(End of clause)

252.239-7007 CANCELLATION OR TERMINATION OF ORDERS (NOV 2005)

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

HC1047-14-C-4000

(a)If the Government cancels any of the services ordered under this agreement/contract, before the services are made available to the Government, or terminates any of these services after they are made available to the Government, the Government shall reimburse the Contractor for the actual nonrecoverable costs the Contractor has reasonably incurred in providing facilities and equipment for which the Contractor has no foreseeable reuse.

(b)The amount of the Government's liability upon cancellation or termination of any of the services ordered under this agreement/contract will be determined under applicable tariffs governing cancellation and termination charges which--

(1)Are filed by the Contractor with a governmental regulatory body, as defined in the Rates, Charges, and Services clause of this agreement/contract;

(2) Are in effect on the date of termination; and

(3)Provide specific cancellation or termination charges for the facilities and equipment involved or show how to determine the charges.

(c)The amount of the Government's liability upon cancellation or termination of any of the services ordered under this agreement/contract, which are not subject to a governmental regulatory body, will be determined under a mutually agreed schedule in the communication services authorization (CSA) or other contractual document.

(d)If no applicable tariffs are in effect on the date of cancellation or termination or set forth in the applicable CSA or other contractual document, the Government's liability will be determined under the following settlement procedures--

(1)The Contractor agrees to provide the Contracting Officer, in such reasonable detail as the Contracting Officer may require, inventory schedules covering all items of property or facilities in the Contractor's possession, the cost of which is included in the Basic Cancellation or Termination Liability for which the Contractor has no foreseeable reuse.

(2)The Contractor shall use its best efforts to sell property or facilities when the Contractor has no foreseeable reuse or when the Government has not exercised its option to take title under the Title to Telecommunications Facilities and Equipment clause of this agreement/contract. The Contractor shall apply any proceeds of the sale to reduce any payments by the Government to the Contractor under a cancellation or termination settlement.

(3)The Contractor shall record actual nonrecoverable costs under established accounting procedures prescribed by the cognizant governmental regulatory authority or, if no such procedures have been prescribed, under generally accepted accounting procedures applicable to the provision of telecommunication services for public use.

(4)The actual nonrecoverable costs are the installed costs of the facilities and equipment, less cost of reusable materials, and less net salvage value. Installed costs shall include the actual cost of equipment and materials specifically provided or used, plus the actual cost of installing (including engineering, labor, supervision, transportation, rights-of-way, and any other items which are chargeable to the capital accounts of the Contractor) less any costs the Government may have directly reimbursed the Contractor under the Special Construction and Equipment Charges clause of this agreement/contract. Deduct from the Contractor's installed cost, the net salvage value (salvage value less cost of removal). In determining net salvage value, give consideration to foreseeable reuse of the facilities and equipment by the Contractor. Make allowance for the cost of dismantling, removal, reconditioning, and disposal of the facilities and equipment when necessary either to the sale of facilities or their reuse by the Contractor in another location.

(5)The Basic Cancellation Liability is defined as the actual nonrecoverable cost which the Government shall reimburse the Contractor at the time services are cancelled. The Basic Termination Liability is defined as the nonrecoverable cost amortized in equal monthly increments throughout the liability period. Upon termination of services, the Government shall reimburse the Contractor for the nonrecoverable cost less such costs amortized to the date services are terminated. Establish the liability period as mutually agreed to but not to exceed ten years.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

HC1047-14-C-4000

(6)When the Basic Cancellation or Termination Liability established by the CSA or other contractual document is based on estimated costs, the Contractor agrees to settle on the basis of actual cost at the time of termination or cancellation.

(7)The Contractor agrees that, if after settlement but within the termination liability period of the services, should the Contractor make reuse of equipment or facilities which were treated as nonreusable or nonsalvable in the settlement, the Contractor shall reimburse the Government for the value of the equipment or facilities.

(8) The Contractor agrees to exclude--

(i)Any costs which are not included in determining cancellation and termination charges under the Contractor's standard practices or procedures; and

(ii)Charges not ordinarily made by the Contractor for similar facilities or equipment, furnished under similar circumstances.

(e)The Government may, under such terms and conditions as it may prescribe, make partial payments and payments on account against costs incurred by the Contractor in connection with the cancelled or terminated portion of this agreement/contract. The Government may make these payments if in the opinion of the Contracting Officer the total of the payments is within the amount the Contractor is entitled. If the total of the payments is in excess of the amount finally agreed or determined to be due under this clause, the Contractor shall pay the excess to the Government upon demand.

(f)Failure to agree shall be a dispute concerning a question of fact within the meaning of the Disputes clause.

(End of clause)

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

HC1047-14-C-4000

Section J - List of Documents, Exhibits and Other Attachments

ATTACHMENTS

LIST OF ATTACHMENTS

1.	Statement of Work entitled Enhanced Mobile Satellite Services Airtime dated 18 Oct 2013 is incorporated into this contract.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

FOR OFFICAL USE ONLY

SOURCE SELECTION INFORMATION – SEE FAR 2.101 AND 3.104

Defense Information System Network

Enhanced Mobile Satellite Services (EMSS) Airtime

Statement of Work

18 Oct 2013

Defense Information Systems Agency (DISA)

Enhance Mobile Satellite Service (EMSS), NSK1

6910 Cooper Ave, Ft. Meade, Md 20735

FOR OFFICAL USE ONLY

SOURCE SELECTION INFORMATION – SEE FAR 2.101 AND 3.104

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Table of Contents

1.0 Overview	4

1.1 Background	4
1.2 Contract Scope	4
1.2.1 Definitions	5
Subscriber	5
Follow-Me Paging	5
Stand-Alone Paging	6
SIM	6
Short Burst Data	6
Multicast	6
Global Multicast	6
Global Data Broadcast	6
OpenPort	7
L-Band Transceiver	7
Help Services	7

2.0 EMSS CONTRACT REQUIREMENTS	7

2.1 EMSS PROGRAM MANAGEMENT	8
2.1.2 Progress Reporting	8
2.1.3 Semi-Annual Planning and Design Review	8
2.2 Configuration Management Controls	9
2.3 EMSS SERVICES	10
2.3.1 EMSS Connection Services	10
2.3.2 Priority of Service	11
2.3.3 Service Availability	11
2.3.4 Quality of Service	12
2.3.4.1 [***]	12
2.3.5 Outage Reporting	13
2.3.6 Host Nation and Franchise Operation Rights	13
2.4 Emergency Management	13
2.5 Security Incident Reporting	14
2.6 Implementation of Planned EMSS System Enhancements	14

3.0 Place Of Performance	15

4.0 Period Of Performance	16

5.0 Deliverables	16

6.0 Security Requirements	17

6.1 Facility Security Clearance	17
6.2 Security Clearance and Information Technology (IT) Level	17
6.3 Investigation Requirements	17
6.4 Visit Authorization Letters	18
6.5 Information Security and other miscellaneous requirements	18
6.6 COMSEC	18

29 April 2013

FOR OFFICAL USE ONLY

SOURCE SELECTION INFORMATION – SEE FAR 2.101 AND 3.104

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

FOR OFFICAL USE ONLY

SOURCE SELECTION INFORMATION – SEE FAR 2.101 AND 3.104

6.7 Defense Courier Service (DCS)	18
6.8 GOVERNMENT-FURNISHED EQUIPMENT (GFE)/GOVERNMENT-FURNISHED INFORMATION (GFI)	19

7.0 OTHER PERTINENT INFORMATION OR SPECIAL CONSIDERATIONS	19

7.1 Delivered Materials	19
7.2 Identification of Possible Follow-on Work	19
7.3 Identification of Potential Conflicts of Interest (COI)	19
7.4 Identification of Non-Disclosure Requirements	20
7.5 Packaging, Packing and Shipping Instructions	20
7.6 Inspection and Acceptance Criteria	20

8.0 SECTION 508 ACCESSIBILITY STANDARDS	20

FOR OFFICAL USE ONLY

SOURCE SELECTION INFORMATION – SEE FAR 2.101 AND 3.104

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

FOR OFFICAL USE ONLY

SOURCE SELECTION INFORMATION – SEE FAR 2.101 AND 3.104

ENHANCED MOBILE SATELLITE SERVICES AIRTIME

STATEMENT OF WORK

1.0 Overview

This Statement of Work (SOW) defines requirements for Enhanced Mobile Satellite Services (EMSS) acquisition to serve the Department of Defense (DOD) and other United States Government (USG) users throughout the world by leveraging the commercial Iridium Satellite LLC, hereinafter “Iridium” satellite constellation. Specifically, this SOW provides the DISA-Sponsored subscribers with EMSS airtime service utilizing the Iridium constellation.

1.1 Background

The DOD/USG has validated requirements for voice and data communications to support missions in polar regions, special operations, Very Important Person (VIP) communications, search and rescue operations, disaster relief efforts and other Command, Control, Communications and Intelligence (C3I) efforts worldwide. These communications may be located within line of sight, over the horizon, at a distant theater location, or at a distant CONUS or OCONUS location. To support many of these missions, these communications will require end-to-end security interoperability with the existing embedded base of Type I Secure equipment. The communications network required to support these locations must provide global coverage from 90 degrees North to 90 degrees South. To allow user mobility, the secure handset must be small and light weight. EMSS provides a means to accommodate many, if not all, of the war fighter and other mission requirements.

1.2 Contract Scope

This contract provides DOD/USG with a global satellite communication services for handset, pager, Subscriber Identification Module (SIM)-based and SIM-less short burst data (SBD), Distributed Tactical Communications System (DTCS) push-to-talk (PTT) or like services and other potential mobile/stationary configurations. Future services and/or capabilities may be developed for the Iridium / EMSS gateway and may be incorporated into this contract. This contract provides for unlimited airtime services, or some other variation thereof as further defined in the contract. The Contractor shall provide access service to individual Government subscribers who may possess pagers, handsets, SBD-enabled devices, or other devices and equipment.

FOR OFFICAL USE ONLY

SOURCE SELECTION INFORMATION – SEE FAR 2.101 AND 3.104

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

FOR OFFICAL USE ONLY

SOURCE SELECTION INFORMATION – SEE FAR 2.101 AND 3.104

Manufacturing, ordering and provisioning of handsets, secure sleeves, pagers and other communication devices and accessories will be accomplished under a separate contract. In addition, the day-to-day operation and maintenance (O&M) of the Government Gateway used to support Iridium services for the DOD/USG and to provide connectivity to the global Defense Information System Network (DISN) will be accomplished under a separate contract.

The Contractor shall ensure the Government is allowed complete access to the global Iridium system and services utilizing full Government unique functionality.

The Contractor shall cooperate and coordinate with other EMSS contractors on the Gateway operation on user account information, provisioning, troubleshooting and any other information essential to EMSS.

1.2.1 Definitions

Subscriber

A government Iridium service subscriber is an individual who uses a voice or data device or pager. Each telephone device that uses a SIM card, each L-Band Transceiver (LBT), each stand alone pager, and each SIM-less SBD device registered and activated for service to the DOD Gateway will be counted as a separate subscriber. Pagers registered and activated for use in a follow-me pager mode in conjunction with a handset will not be counted as a separate subscriber.

Follow-Me Paging

Follow-me paging means that the pager works in conjunction with an Iridium handset to maintain the user’s location, and therefore, eliminates the need to update message delivery areas.

FOR OFFICAL USE ONLY

SOURCE SELECTION INFORMATION – SEE FAR 2.101 AND 3.104

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

FOR OFFICAL USE ONLY

SOURCE SELECTION INFORMATION – SEE FAR 2.101 AND 3.104

Stand-Alone Paging

Stand-alone paging is independent of voice service, and applies where a subscriber can specify up to three delivery areas where the pager will receive messages.

SIM

Subscriber Identification Module (SIM) is a smart card roughly the size of a postage stamp that securely stores the key identifying a mobile phone service subscriber, as well as, subscription information, saved telephone numbers, preferences, text messages and other information.

Short Burst Data

Short Burst Data (SBD) is a data service that enables wireless data applications to cost-effectively send and receive short data transactions efficiently over the Iridium network using either the 9522 LBT or 9600 series Talladega SBD modem or future SBD modems

Multicast

Multicast (commonly referred to as DTCS) provides the sender the ability to transmit a single voice and/or data message to a select group of recipients on the network. Multicast networks will not be counted as a subscriber.

Global Multicast

This capability may be incorporated into other handsets or devices that utilize the Iridium network. Multicast networks will not be counted as a subscriber.

Global Data Broadcast

Global Data Broadcast (GDB) is a satellite-based wireless broadcast service. The GDB service allows data providers to reach an unlimited number of subscribers quickly and efficiently. Any type of digital data can be delivered to discrete locations, single and/or multiple non-contiguous regions, or globally. Users can be part of one or more broadcast groups and receive multiple subscriber services simultaneously

FOR OFFICAL USE ONLY

SOURCE SELECTION INFORMATION – SEE FAR 2.101 AND 3.104

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

FOR OFFICAL USE ONLY

SOURCE SELECTION INFORMATION – SEE FAR 2.101 AND 3.104

OpenPort

OpenPort currently offers 3 phone circuits and one data circuit (up to 128 kbs) on a single platform.

L-Band Transceiver

The L-Band Transceiver (LBT) transmits and receives data messages across the Iridium satellite network utilizing inter-satellite links to reach the Iridium gateway where it communicates with the host system via an e-mail interface.

Help Services

Resolution of trouble assistance calls pertaining to the Iridium services. The Contractor shall provide a centralized point of contact for reporting service troubles on a 24/7 basis. Reporting shall be done by telephone, email, or fax.

2.0 EMSS CONTRACT REQUIREMENTS

The Contractor shall furnish the necessary personnel, materials, facilities, and services to provide Iridium services throughout the world in accordance with (IAW) this SOW. The Contractor shall furnish all commercial components, software and services delivered under this contract according to the commercial standards applicable to such items.

References to "the Government" in this SOW shall be interpreted to mean an authorized Government representative as designated by the EMSS Contracting Officer.

FOR OFFICAL USE ONLY

SOURCE SELECTION INFORMATION – SEE FAR 2.101 AND 3.104

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

FOR OFFICAL USE ONLY

SOURCE SELECTION INFORMATION – SEE FAR 2.101 AND 3.104

2.1 EMSS PROGRAM MANAGEMENT

The Contractor shall monitor, evaluate, and report on the EMSS program activities and technical status to the Government. The Contractor shall develop a monthly status report that identifies significant activities, network problems, and network performance reports to include identification of service interruptions or downtimes during the reporting period.

2.1.2 Progress Reporting

The Contractor shall report the EMSS program activities and technical status to the Contracting Officer and Contracting Officer Representative (COR) and any office as directed by the COR no later than the 5th of each month. At a minimum, the monthly report will include items stated in paragraph 2.1 above.

The Contractor shall provide the Government with the status of the health and performance of the Iridium constellation on a quarterly basis.

Deliverable:

Monthly Progress Report

Quarterly Health and Performance Report

2.1.3 Semi-Annual Planning and Design Review

The Contractor shall participate in semi-annual reviews conducted at the Contractor’s facility or as directed by the Government. The Contractor shall address the status of available EMSS services and the Contractor shall assess the potential for changes that can reduce costs, improve end-user services, or enhance administrative and management systems. The Contractor shall prepare and present analyses and data in briefing format to support the Planning and Design Review to include, but may not be limited to such topics as:

•	Current network design and engineering data
•	Growth analyses and resources allocations
•	Trend analyses and projections
•	Advanced planning data and contingency plans
•	Security of the EMSS services, Government User Terminals and Gateway

FOR OFFICAL USE ONLY

SOURCE SELECTION INFORMATION – SEE FAR 2.101 AND 3.104

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

FOR OFFICAL USE ONLY

SOURCE SELECTION INFORMATION – SEE FAR 2.101 AND 3.104

•	Analyses of changes in technology that may be inserted into the underlying network that provides EMSS services
•	Status of Host Nation Agreements and Commercial Franchise Rights

The Contractor shall also recommend potential EMSS service improvements that can be initiated and/or implemented in the coming year. The first semi-annual review shall be conducted six months after contract award. The Contractor and Government shall jointly prepare an agenda for each review meeting. The Contractor shall prepare and submit semi-annual planning review minutes and presentations for review and approval by the Government.

Deliverable:
Semi-Annual Planning and Design Review

2.2 Configuration Management Controls

The Contractor shall provide configuration management and control of all Iridium constellation network software/firmware required to interface to and to maintain operation of the constellation under the terms of this contract for the entire contract performance period. The Contractor shall also notify the Government of any hardware or software changes or upgrades needed to maintain an interface to the network.

FOR OFFICAL USE ONLY

SOURCE SELECTION INFORMATION – SEE FAR 2.101 AND 3.104

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

FOR OFFICAL USE ONLY

SOURCE SELECTION INFORMATION – SEE FAR 2.101 AND 3.104

2.3 EMSS SERVICES

2.3.1 EMSS Connection Services

The services include, but are not limited to, the following:

•	Global access to the EMSS system with operating parameters of commercial system operation

•	End-to-end voice communications, including Type 1 voice encryption

•	End-to-end data/facsimile services

•	Messaging services to include Paging

•	Supplemental Services

•	Future Services (upon availability)

•	Supplemental services include, but are not limited to:

•	Call forwarding

•	Call hold

•	Call waiting

•	Blocking of all incoming calls, Closed user groups

•	Multi-party service (call conferencing), SBD and RUDICS.

•	Global Positioning Service (GPS)

•	Multicast

•	OpenPort

•	Global Broadcast Data

•	Optional Supplemental Services include, but are not limited to:

•	K-Band

[***] will not be levied against the government or its authorized service provisionary.

FOR OFFICAL USE ONLY

SOURCE SELECTION INFORMATION – SEE FAR 2.101 AND 3.104

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

FOR OFFICAL USE ONLY

SOURCE SELECTION INFORMATION – SEE FAR 2.101 AND 3.104

2.3.2 Priority of Service

In any geographical area/region or at any time when satellite bandwidth may be limited, Government Gateway subscribers who have been provisioned with priority SIM cards as provided in the contract will have Priority over all other users.

2.3.3 Service Availability

Service Availability is defined as the ability of an EMSS customer to be able to obtain and maintain service connectivity for any service under this contract. The acceptable overall service availability is [***] as further defined below. Outages outside the control of the Contractor will not count against service availability.

Service availability is measured by the following factors:

1. Gateway Connectivity

2. Voice Connectivity

3. Data Connectivity

Gateway Connectivity

The Contractor shall provide service advisories to the Government in a timely manner on the status of the constellation, service-affecting outages, scheduled outages, constellation service gaps and predictions of constellation service. The Contractor shall maintain these records on-line for 90 calendar days and archive off-line for an additional 2 years.

The Contractor shall also provide the EMSS Gateway Operators with advisories of significant service-affecting events and problems relating to all service including the ground segment via telephone or electronically within 24 hours of occurrence.

Voice Connectivity

The Contractor shall ensure a satellite phone voice availability rate of a minimum of [***] as measured by [***]. This rate excludes any outage that may be caused by the DOD gateway as provided in the contract. The contractor shall ensure the Iridium services are supported with a [***] of a minimum of [***] and a [***] of no greater than [***] based on a [***] with the exception of the final year of the contract whereupon these metrics change to [***] and [***], respectively.

FOR OFFICAL USE ONLY

SOURCE SELECTION INFORMATION – SEE FAR 2.101 AND 3.104

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

FOR OFFICAL USE ONLY

SOURCE SELECTION INFORMATION – SEE FAR 2.101 AND 3.104

Data Connectivity

The Contactor shall ensure that data is transmitted via the constellation to and from the gateway and end user device in an efficient manner.

2.3.4 Quality of Service

The Contractor shall provide voice/data traffic that is intelligible and usable. Quality of service performance is to include voice recognition, bit error rates, and call set-up times shall be in accordance with the Contractor’s standard commercial practices for the network.

2.3.4.1 [***]

The following table defines the [***] for each contract year.

	[***]	[***]
Year 1	[***]	[***]
Year 2	[***]	[***]
Year 3	[***]	[***]
Year 4	[***]	[***]
Year 5	[***]	[***]

The [***] will be established by utilizing [***]. The [***] at the [***] will be configured to [***]. The [***] and [***] will be a [***].

Deliverable:

Monthly [***] Report

FOR OFFICAL USE ONLY

SOURCE SELECTION INFORMATION – SEE FAR 2.101 AND 3.104

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

FOR OFFICAL USE ONLY

SOURCE SELECTION INFORMATION – SEE FAR 2.101 AND 3.104

2.3.5 Outage Reporting

2.3.5.1 Unscheduled Outages

The Contractor shall notify the Government of any unscheduled outage within 30 minutes or less of the Contractor’s confirmation of the outage while the outage persists, the Contractor shall provide data to the Government by either fax or email on a daily basis. This includes the status of the constellation, service-affecting outages, and constellation service gaps (blackouts). If applicable, reporting shall include predictions of constellation service gaps for the next 30 days. This information shall be reported from the Iridium Satellite Network Operations Center (SNOC) to the DOD Gateway. The Contractor shall maintain these records for 2 years and upon request, deliver these records to the Government.

2.3.5.2 Scheduled Outages

The Contractor shall provide the DOD Gateway Operators with advisories of scheduled outages and events that may potentially negatively impact US Government Iridium services. These advisories shall be provided via telephone, fax or email no later than 30 days before the scheduled outage. For scheduled outages occurring within the 30 day window, the Contractor will notify the Government as quickly as possible.

2.3.6 Host Nation and Franchise Operation Rights

The Contractor shall conduct negotiations and attain approvals for Host Nation/Landing Rights and commercial franchise operations rights, to provide the Government with complete EMSS system access and service operation on a global basis from 90 degrees North to 90 degrees South. This access includes full utilization of all unique Gateway services and features. The Contractor shall provide status to the Government on progress in obtaining Host Nation/Landing Rights and commercial franchise operations rights as part of the Semi-Annual Planning and Design Reviews.

2.4 Emergency Management

The Contractor shall attempt to maintain service and network management operations under emergency and damage conditions and shall provide the capability to expand EMSS services to meet these conditions, subject to the commercial system limitations. The Contractor shall notify the Contracting Officer or the Contracting Officer Representative immediately whenever, an emergency or damage situation arises. To the extent that the commercial EMSS system complies with the procedures, guidance, and regulations in Reference 3, FCC Memorandum and Order No. 88-341, the Contractor shall ensure that the Gateway also complies, subject to any limitations that may result from a DISN-only interconnection. The Contractor shall facilitate the rapid expansion of the Government EMSS services in an emergency situation, subject to the limitations imposed by the commercial EMSS system. The Contractor shall cooperate and coordinate with the Government in responding to emergencies on 24 hours per day, 7 days per week basis.

FOR OFFICAL USE ONLY

SOURCE SELECTION INFORMATION – SEE FAR 2.101 AND 3.104

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

FOR OFFICAL USE ONLY

SOURCE SELECTION INFORMATION – SEE FAR 2.101 AND 3.104

2.5 Security Incident Reporting

The Contractor shall provide reports on security management that include, but are not limited to, daily and monthly summaries of attempted system break-ins that affect (or could affect) the operation and management of Government EMSS services. Security incident reporting will provide the capability to log all security-related events (to include the detection of attempted system break-ins), which affect (or could affect) the operation and management of backbone transmission services and could therefore affect services provided to the DISN customers through this contract. At a minimum, the Government should receive a monthly Security Incident Report and this report should be provided to the Contracting Officer and to the COR. Critical instrusion attempts may warrant more frequent reports.

Deliverable:

Security Incident Report

2.6 Implementation of Planned EMSS System Enhancements

The Contractor shall, to the maximum extent practical, consider enhancements in its overall EMSS architecture and design for the Government Gateway. The ability of the Contractor to exercise any of these enhancements will be dependent upon commercial system approvals for such enhancements and modifications to the commercial EMSS system. The Contractor shall notify the Government when such upgrades, software patches, point releases, major releases and enhancements become commercially available and/or allowed to be implemented in the Government Gateway. The Government will request that the Contractor submit a separate proposal for implementation of these enhancements. The Government reserves the right to exercise any, not one, or all of these enhancements in the future. These enhancements may include, but shall not be limited to, the following:

•	Billing System Modifications
•	User Information/Access Control Capability

FOR OFFICAL USE ONLY

SOURCE SELECTION INFORMATION – SEE FAR 2.101 AND 3.104

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

FOR OFFICAL USE ONLY

SOURCE SELECTION INFORMATION – SEE FAR 2.101 AND 3.104

•	Gateway Network Management Functions
•	Signaling Encryption Capability
•	Subscriber Location Query
•	Short Burst Messaging
•	Host Nation Approvals
•	Defense Messaging System Interface
•	High Data Rate Transmission (Ka Band Feeder Link)
•	Clear and Type I Encrypted Push-to-Talk Netted Service
•	Encrypted End-to-End Data/Facsimile/Messaging Services

3.0 Place Of Performance

The places of performance for this contract will be at the Contractor’s facilities in Leesburg, Virginia and Tempe and Chandler, Arizona and/or the DOD Gateway Facilities in Wahiawa, Hawaii.

FOR OFFICAL USE ONLY

SOURCE SELECTION INFORMATION – SEE FAR 2.101 AND 3.104

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

FOR OFFICAL USE ONLY

SOURCE SELECTION INFORMATION – SEE FAR 2.101 AND 3.104

4.0 Period Of Performance

The Period of Performance is from 22 October 2013 to 21 October 2018.

5.0 Deliverables

The following table represents the required deliverables under this contract. The contractor-determined format must be approved by the COR. This list may be updated as new deliverables are added or modified:

SOW Task#	Deliverable Title	Format	Number	Calendar Days
2.1.2	Health & performance	Contractor-Determined Format	Standard Distribution *	Quarterly
2.1.2	Progress, Status, Usage & Management Report	Contractor-Determined Format	Standard Distribution*	Monthly (5th of each month)
2.1.3	Semi-Annual Planning & Design Review	Contractor-Determined Format	Standard Distribution*	Semi-Annual
2.3.4.1	[***] Report	Contractor-Determined Format	Standard Distribution*	Monthly (10th of each month)
2.5	Security Management Report	Contractor-Determined Format	Standard Distribution*	Monthly

* Standard Distribution: 1 copy of the Deliverable to

Clare Grason Clare.a.Grason.civ@mail.mil

Marilena May Marilena.j.May.civ@mail.mil

Brendan Molloy Brendan.J.Molloy.civ@mail.mil

Jennifer Singley Jennifer.m.Singley2.civ@mail.mil

Michael Nicholas Michael.A.Nichols16.civ@mail.mil

FOR OFFICAL USE ONLY

SOURCE SELECTION INFORMATION – SEE FAR 2.101 AND 3.104

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

FOR OFFICAL USE ONLY

SOURCE SELECTION INFORMATION – SEE FAR 2.101 AND 3.104

6.0 Security Requirements

Contractor personnel will be escorted when rights of entry and exit from the Government facilities are required for performance of work under this contract. Contractor employees shall comply with all applicable directives and policies regarding conduct of personnel and operation of the facility. Contractor personnel will be required to "sign in" upon entry to and "sign out" upon exit from any Government facility.

a) A clearance is not required for this contract. Contractor personnel will be escorted at all times when access to the facility is required.

b) The contractor may be required to access Sensitive but Unclassified and For Official Use Only information and data in order to perform the work necessary on this contract.

c) The contractor does not require access to any CLASSIFIED data, documents, maps, planning documents and other information resources and data in order to perform under the specifications of the contract.

6.1 Facility Security Clearance

NONE.

6.2 Security Clearance and Information Technology (IT) Level

Not Applicable.

6.3 Investigation Requirements

Not Applicable.

FOR OFFICAL USE ONLY

SOURCE SELECTION INFORMATION – SEE FAR 2.101 AND 3.104

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

FOR OFFICAL USE ONLY

SOURCE SELECTION INFORMATION – SEE FAR 2.101 AND 3.104

6.4 Visit Authorization Letters

All Contractors shall be escorted while on site. Prior to the start of the project, the contractor shall submit a visit request for all personnel. No cell phones, two way pagers, memory sticks or other recordable media will be allowed in the building where work will be performed. Contractor laptops and other tools used to conduct the installation may be allowed after a thorough security check by EMSS Security Officer.

The Contractor shall be responsible with providing all employee information to the EMSS Security Officer in order to complete a visitor request. The visit request must be on a company/agency letterhead and sent to EMSS DoD Gateway Security Officer by fax at 808-653-4049 (visitors CANNOT carry it with them). Requests must be received by EMSS DoD Gateway Security Officer at least two weeks prior to visit.

6.5 Information Security and other miscellaneous requirements

Contractor personnel must comply with local security requirements for entry and exit control for personnel and property at the government facility. Contractor employees will be required to comply with all Government security regulations and requirements. Initial and periodic security training and briefings will be provided by Government security personnel. Failure to comply with security requirements can be cause for termination of employment.

The Contractor shall not divulge any information about DoD files, data processing activities or functions, user identifications, passwords, or any other knowledge that may be gained, to anyone who is not authorized to have access to such information. The Contractor shall observe and comply with the security provisions in effect at the DoD facility. Identification shall be worn and displayed as required.

6.6 COMSEC

Not Applicable.

6.7 Defense Courier Service (DCS)

Not Applicable.

FOR OFFICAL USE ONLY

SOURCE SELECTION INFORMATION – SEE FAR 2.101 AND 3.104

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

FOR OFFICAL USE ONLY

SOURCE SELECTION INFORMATION – SEE FAR 2.101 AND 3.104

6.8 GOVERNMENT-FURNISHED EQUIPMENT (GFE)/GOVERNMENT-FURNISHED INFORMATION (GFI)

NONE.

7.0 OTHER PERTINENT INFORMATION OR SPECIAL CONSIDERATIONS

7.1 Delivered Materials

All delivered materials shall become and remain the property of the U.S. Government under control of the EMSS PMO COR.

7.2 Identification of Possible Follow-on Work

NONE.

7.3 Identification of Potential Conflicts of Interest (COI)

FAR Part 9.501 defines “organizational COI” as a situation where because of other relationships or activities a person (company) is unable or potentially unable to render impartial assistance or advice to the Government or cannot objectively perform contract work or has an unfair competitive advantage. FAR 9.502 states that “an organization COI may result when factors create an actual or potential conflict of interest on an instant contract, or when the nature of the work to be performed on the instant contract creates an actual or potential COI on a future acquisition.” An “organizational COI” exists when the nature of the work to be performed may, without some restriction on future activities, (1) result in an unfair competitive advantage to the contractor on other contracts or (2) impair the contractor’s objectivity in performing the contract work. The primary burden is on the contractor to identify any organizational COI, however, the Government has the responsibility to identify and evaluate such conflicts. The KO is charged with avoiding, neutralizing or mitigating such potential conflicts. The customer must make a determination that no COI exist, or identify any potential COI that may exist for the execution of this contract/TO.

FOR OFFICAL USE ONLY

SOURCE SELECTION INFORMATION – SEE FAR 2.101 AND 3.104

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

FOR OFFICAL USE ONLY

SOURCE SELECTION INFORMATION – SEE FAR 2.101 AND 3.104

7.4 Identification of Non-Disclosure Requirements

NONE.

7.5 Packaging, Packing and Shipping Instructions

FAR clauses related to this article may be incorporated into the contract.

7.6 Inspection and Acceptance Criteria

The Government will inspect and accept all deliverables under this contract.

8.0 SECTION 508 ACCESSIBILITY STANDARDS

The following Section 508 Accessibility Standard(s) (Technical Standards and Functional Performance Criteria) are applicable (if box is checked) to this acquisition.

Technical Standards

☐ 1194.21 - Software Applications and Operating Systems

☐ 1194.22 - Web Based Intranet and Internet Information and Applications

☐ 1194.23 - Telecommunications Products

☐ 1194.24 - Video and Multimedia Products

☐ 1194.25 - Self-Contained, Closed Products

☐ 1194.26 - Desktop and Portable Computers

☐ 1194.41 - Information, Documentation and Support

The Technical Standards above facilitate the assurance that the maximum technical standards are provided to the contractor. Functional Performance Criteria is the minimally acceptable standards to ensure Section 508 compliance. This block is checked to ensure that the minimally acceptable electronic and information technology (E&IT) products are proposed.

Functional Performance Criteria

☐ 1194.31 - Functional Performance Criteria

FOR OFFICAL USE ONLY

SOURCE SELECTION INFORMATION – SEE FAR 2.101 AND 3.104

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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